(a.)     Exhibit 2.1    Agreement and Plan of Merger dated November 1998
                        by and between Besicorp Group Inc., BGI Acquisition and BGI Acquisition Corp (excluding the exhibits and schedules thereto). The omitted schedules and exhibits are identified below.

                        Schedule or Exhibit       Description

                        Schedule  3.2.1           Lease Terms
                        Schedule  3.2.2           Schedule of Retained Assets
                                                  and Permitted Liabilities
                        Schedule  4.2.1           Subsidiaries
                        Schedule  4.2.4           Required Consents
                        Schedule  4.2.5           Stock
                        Schedule  4.2.6           Subsidiaries
                        Schedule  4.2.9           Liabilities
                        Schedule  4.2.14          Tax Returns
                        Schedule  4.2.15          Tax Liabilities
                        Schedule  4.2.16          Issues with Taxing Authorities
                        Schedule  4.2.17          Miscellaneous Tax Matters
                        Schedule  4.2.19          Contracts
                        Schedule  4.2.20          Partnership Contracts
                        Schedule  4.2.21          Plans
                        Schedule  4.2.23          Litigation
                        Schedule  4.2.25          Compliance with Laws
                        Schedule  4.2.27          Owned Real Estate
                        Schedule  4.2.28          Leased Premises
                        Exhibit   A               Form of Indemnification
                                                  Agreement
                        Exhibit   B               Form of Escrow Agreement
                        Exhibit   C               Form of Legal Opinion of
                                                  Purchaser's Counsel
                        Exhibit   D               Form of Legal Opinion of
                                                  Company's Counsel